Fidelity®

Congress Street

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Congress Street	-6.02%	-3.37%	78.78%	273.88%
S&P 500®	-6.70%	-14.83%	96.59%	308.19%
Growth & Income Funds Average	-3.78%	-1.85%	78.86%	258.13%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,055 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Congress Street	-3.37%	12.32%	14.10%
S&P 500	-14.83%	14.48%	15.10%
Growth & Income Funds Average	-1.85%	12.11%	13.41%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $37,388 - a 273.88% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $40,819 - a 308.19% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2001, the six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap value funds average were -2.88%, 3.76%, 76.85%, and 261.72%, respectively; and the one year, five year and 10 year average annual total returns were 3.76%, 11.93%, and 13.58%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -11.11%, -19.19%, 76.09%, and 254.10%, respectively; and the one year, five year and 10 year average annual total returns were -19.19%, 11.71%, and 13.25%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Congress Street Fund

Q. How did the fund perform, Tim?

A. For the six-month period that ended June 30, 2001, the fund posted a total return of -6.02%. That outperformed the -6.70% return of the Standard & Poor's 500SM  Index, but lagged the -3.78% return of the growth & income funds average tracked by Lipper Inc. during the same period. For the 12-month period that ended June 30, 2001, the fund returned -3.37%, while the S&P 500® index and the Lipper peer group fell 14.83% and 1.85%, respectively.

Q. What factors drove the fund's performance during the past six months?

A. Essentially, the fund's diversification across many sectors enabled it to slightly outperform its benchmark. There weren't many bright spots in the equity market during the period, but the fund's emphasis on a handful of sectors that fared relatively well helped enhance its return. In particular, owning a greater number of stocks in the energy, capital goods and materials industries proved valuable because other industries in which the fund was underweighted, such as technology hardware, experienced sharper declines. Still,

Semiannual Report

Fund Talk: The Manager's Overview - continued

the fund's return was tempered by weak relative performance in other industries. For example, having roughly double the index's weighting of poor-performing health care stocks detracted from relative performance. Additionally, although the fund's lone holding in the software industry - Microsoft - performed very well, a significant underweighting of stocks in the industry eroded the fund's relative return. Compared to our peers, the fund underperformed for two reasons. First, our growth & income peers owned a larger percentage of mid- and small-cap companies, which were among the best-performing equity categories during the past six months. Second, the fund held a relatively small number of cyclical stocks, which rallied on expectations of an improving economy and drove the performance of many competitors.

Q. Why did the fund's health care stocks struggle?

A. After finishing 2000 among the top-performing sectors, investors took profits in health care stocks during the past six months, particularly in large-cap pharmaceutical companies. With health care being the fund's second-largest sector, this turn of events was a major reason why the fund had a negative absolute return. More specifically, our holdings in Merck, Pharmacia and Eli Lilly all depreciated at least 20% during the period and were among the fund's biggest detractors.

Q. What stocks were top performers?

A. IBM, the fund's top performer, rose more than 33% during the period largely as a result of first-quarter earnings that beat analysts' expectations by nine cents per share. Philip Morris appreciated nearly 18% as a result of the company's consistent earnings growth. As I mentioned before, Microsoft also performed well. The company's stock price climbed nearly 67% on positive developments in its defense of the U.S. federal government's antitrust case, which helped boost the company's market value.

Q. Which stocks were disappointments?

A. Merck, the fund's biggest detractor and the No. 2 U.S. drug maker, warned that its second-quarter and full-year profits would miss forecasts. Lower-than-expected sales of its new arthritis drug, Vioxx, and the negative impact of the strong U.S. dollar on international sales hurt the company's earnings and sent its stock price down more than 31%. Coca-Cola, another detractor, declined after the company warned that currency translations overseas could hurt operating income more than expected during the remainder of 2001.

Q. What's your outlook, Tim?

A. Going forward, I believe corporate earnings will continue to be the primary driver of stock performance. Despite aggressive interest-rate cuts by the Federal Reserve Board to stimulate economic growth, I think it will be some time before these cuts influence stocks in certain sectors and the overall economy. In terms of the fund, I'm hopeful that diversification will continue to benefit the fund going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Investment Changes

Top Ten Stocks as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	12.0	10.7
Exxon Mobil Corp.	8.8	8.4
United Technologies Corp.	7.7	7.9
Johnson & Johnson	6.1	6.2
Merck & Co., Inc.	5.0	7.0
American Home Products Corp.	5.0	4.9
Verizon Communications	4.4	3.8
Anheuser-Busch Companies, Inc.	4.4	4.4
International Business Machines Corp.	3.9	2.6
Knight-Ridder, Inc.	3.7	3.2
	61.0
Top Five Market Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.0	22.0
Health Care	21.6	25.0
Consumer Staples	13.7	13.9
Information Technology	12.7	10.5
Energy	11.3	10.6
Asset Allocation (% of fund's net assets)
As of June 30, 2001	As of December 31, 2000
Stocks 97.0%	Stocks 96.2%
Short-Term Investments and Net Other Assets 3.0%	Short-Term Investments and Net Other Assets 3.8%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 4.6%
Leisure Equipment & Products - 0.9%
Eastman Kodak Co.	18,912	$ 882,812
Media - 3.7%
Knight-Ridder, Inc.	60,000	3,558,000
TOTAL CONSUMER DISCRETIONARY		4,440,812
CONSUMER STAPLES - 13.7%
Beverages - 7.0%
Anheuser-Busch Companies, Inc.	103,544	4,266,013
The Coca-Cola Co.	56,153	2,526,885
		6,792,898
Food Products - 1.8%
H.J. Heinz Co.	41,912	1,713,782
Household Products - 1.7%
Colgate-Palmolive Co.	28,064	1,655,495
Tobacco - 3.2%
Philip Morris Companies, Inc.	60,000	3,045,000
TOTAL CONSUMER STAPLES		13,207,175
ENERGY - 11.3%
Oil & Gas - 11.3%
Anadarko Petroleum Corp.	3,722	201,100
Chevron Corp.	24,800	2,244,400
Exxon Mobil Corp.	96,541	8,432,856
		10,878,356
FINANCIALS - 0.8%
Diversified Financials - 0.8%
Citigroup, Inc.	15,000	792,600
HEALTH CARE - 21.6%
Health Care Equipment & Supplies - 2.3%
Guidant Corp. (a)	61,313	2,207,268
Pharmaceuticals - 19.3%
American Home Products Corp.	81,557	4,766,191
Eli Lilly & Co.	18,236	1,349,464
Johnson & Johnson	117,890	5,894,500
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	75,968	$ 4,855,115
Pharmacia Corp.	38,389	1,763,975
		18,629,245
TOTAL HEALTH CARE		20,836,513
INDUSTRIALS - 23.0%
Aerospace & Defense - 10.0%
Boeing Co.	40,513	2,252,523
United Technologies Corp.	101,387	7,427,612
		9,680,135
Commercial Services & Supplies - 0.5%
Waste Management, Inc.	14,500	446,890
Industrial Conglomerates - 12.0%
General Electric Co.	238,200	11,612,247
Road & Rail - 0.5%
Union Pacific Corp.	9,660	530,431
TOTAL INDUSTRIALS		22,269,703
INFORMATION TECHNOLOGY - 12.7%
Communications Equipment - 2.6%
Motorola, Inc.	149,739	2,479,678
Computers & Peripherals - 7.2%
Hewlett-Packard Co.	112,408	3,214,869
International Business Machines Corp.	32,844	3,711,372
		6,926,241
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	21,436	696,670
Semiconductor Equipment & Products - 1.3%
Intel Corp.	42,000	1,280,580
Software - 0.9%
Microsoft Corp. (a)	12,600	907,326
TOTAL INFORMATION TECHNOLOGY		12,290,495
MATERIALS - 4.1%
Chemicals - 0.4%
Eastman Chemical Co.	8,793	418,811
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 3.7%
International Paper Co.	98,397	$ 3,512,773
TOTAL MATERIALS		3,931,584
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
Verizon Communications	80,103	4,285,511
UTILITIES - 0.8%
Electric Utilities - 0.8%
Consolidated Edison, Inc.	16,960	675,008
Potomac Electric Power Co.	5,635	117,884
		792,892
TOTAL COMMON STOCKS (Cost $14,842,369)		93,725,641
Cash Equivalents - 3.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $2,903,000)	$ 2,903,965	2,903,000
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $17,745,369)		96,628,641
NET OTHER ASSETS - (0.0)%		(20,019)
NET ASSETS - 100%		$ 96,608,622
Legend
(a) Non-income producing
Other Information

Purchases and sales of securities, other
than short-term securities, aggregated $1,190,685 and $2,666,296, respectively. Sales of securities represent the value of securities delivered in redemption of fund shares. The realized gain of $1,972,221 on securities delivered in redemption of fund shares is not taxable to the fund.

Income Tax Information

At June 30, 2001, the aggregate cost
of investment securities for income tax purposes was $17,745,369. Net unrealized appreciation aggregated $78,883,272, of which $79,199,969 related to appreciated investment securities and $316,697 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $100 all of which will expire on December 31, 2005.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $2,903,000) (cost $17,745,369) - See accompanying schedule		$ 96,628,641
Cash		553
Dividends receivable		118,321
Total assets		96,747,515
Liabilities
Payable for fund shares redeemed	$ 969
Accrued management fee	111,187
Other payables and accrued expenses	26,737
Total liabilities		138,893
Net Assets		$ 96,608,622
Net Assets consist of:
Paid in capital		$ 15,805,475
Distributions in excess of net investment income		(52,310)
Accumulated undistributed net realized gain (loss) on investments		1,972,185
Net unrealized appreciation (depreciation) on investments		78,883,272
Net Assets, for 246,941 shares outstanding		$ 96,608,622
Net Asset Value, offering price and redemption price per share ($96,608,622 ÷ 246,941 shares)		$391.22

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 776,412
Interest		105,053
Total income		881,465
Expenses
Management fee	$ 223,747
Transfer agent fees	39,437
Accounting fees and expenses	30,498
Non-interested trustees' compensation	106
Custodian fees and expenses	3,101
Audit	16,877
Legal	368
Miscellaneous	1,507
Total expenses before reductions	315,641
Expense reductions	(600)	315,041
Net investment income		566,424
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,972,221
Change in net unrealized appreciation (depreciation) on investment securities		(8,888,912)
Net gain (loss)		(6,916,691)
Net increase (decrease) in net assets resulting from operations		$ (6,350,267)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 566,424	$ 1,220,959
Net realized gain (loss)	1,972,221	7,485,542
Change in net unrealized appreciation (depreciation)	(8,888,912)	(5,937,673)
Net increase (decrease) in net assets resulting from operations	(6,350,267)	2,768,828
Distributions to shareholders from net investment income	(621,158)	(1,224,899)
Share transactions Reinvestment of distributions	128,680	277,224
Cost of shares redeemed	(2,723,508)	(7,989,878)
Net increase (decrease) in net assets resulting from share transactions	(2,594,828)	(7,712,654)
Total increase (decrease) in net assets	(9,566,253)	(6,168,725)
Net Assets
Beginning of period	106,174,875	112,343,600
End of period (including (over) under distribution of net investment income of $(52,310) and $2,424, respectively)	$ 96,608,622	$ 106,174,875
Other Information Shares
Issued in reinvestment of distributions	319	674
Redeemed	(6,849)	(19,700)
Net increase (decrease)	(6,530)	(19,026)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 418.88	$ 412.27	$ 375.34	$ 305.02	$ 252.14	$ 210.05
Income from Invest- ment Operations
Net investment income	2.27 D	4.70 D	4.34 D	4.50 D	4.57 D	4.48
Net realized and unrealized gain (loss)	(27.43)	6.71	36.94	70.41	52.81	42.21
Total from investment operations	(25.16)	11.41	41.28	74.91	57.38	46.69
Less Distributions
From net investment income	(2.50)	(4.80)	(4.35)	(4.59)	(4.50)	(4.60)
Net asset value, end of period	$ 391.22	$ 418.88	$ 412.27	$ 375.34	$ 305.02	$ 252.14
Total Return B, C	(6.02)%	2.79%	11.05%	24.66%	22.81%	22.32%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 96,609	$ 106,175	$ 112,344	$ 105,258	$ 87,903	$ 91,346
Ratio of expenses to average net assets	.64% A	.63%	.61%	.64%	.65%	.67%
Ratio of expenses to average net assets after all expense reductions	.64% A	.63%	.61%	.64%	.65%	.66% E
Ratio of net invest- ment income to average net assets	1.15% A	1.15%	1.10%	1.34%	1.59%	1.92%
Portfolio turnover rate	2% A	0%	1%	0%	0%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. Shares of the fund are not currently available for purchase.The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind, capital loss carryforwards, and expiring capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee rate was equivalent to an annualized rate of .45% of average net assets.

Sub-Adviser Fee. FMR Co., (FMRC) serves as sub-adviser for the equity funds. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets:

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $16 and $584, respectively.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CST-SANN-0801 140229
1.705565.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com